Exhibit 32.1
FRESH HEALTHY VENDING INTERNATIONAL, INC.
CERTIFICATION OF
PRINCIPAL EXECUTIVE AND FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. §1350
 (SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)
In connection with the Quarterly Report of Fresh Healthy Vending International, Inc. (the "Company") on Form 10-Q for the period ended March 31, 2014, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Alex Kennedy, Principal Executive Officer and Principal Financial Officer of the Company, do hereby certify in accordance with 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
(1)                 The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)                 The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: May 15, 2014	/s/ Alex Kennedy
Alex Kennedy
Chief Executive Officer (Principal Executive Officer) and Chief Financial Officer (Principal Financial Officer)